UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

ABSCI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40646	85-3383487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
18105 SE Mill Plain Blvd
Vancouver, WA 98683
(Address of principal executive offices, including zip code)
(360) 949-1041
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ABSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Absci Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 4, 2026. As of April 7, 2026, the record date for the Annual Meeting, there were 155,447,428 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2026: (i) to elect each of Prof Sir Menelas Pangalos, Ph.D., and Daniel Rabinovitsj, as a Class II member of the Company's board of directors, to serve until the Company’s 2029 Annual Meeting of Stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal I”); and (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal II”).

The Company’s stockholders approved the Class II director nominees recommended for election in Proposal I at the Annual Meeting. The Company’s stockholders voted for the Class II directors as follows:

Class II Director Nominees	For	Withhold	Broker Non-Votes
Prof Sir Menelas Pangalos, Ph.D.	74,118,258	9,332,380	29,904,399
Daniel Rabinovitsj	69,590,534	13,860,104	29,904,399
The Company’s stockholders ratified the selection of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2026 in Proposal II, with the votes cast as follows:

For	Against	Abstain
111,058,992	2,198,390	97,655

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Absci Corporation

Date: June 5, 2026	By:	/s/ Shelby Walker
Shelby Walker
Chief Legal Officer